                                                                     Exhibit 4.1


[CHORE-TIME LOGO]                                                   [BROCK LOGO]

                                         CTB
                                 INTERNATIONAL CORP.
                INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                    COMMON STOCK

                                                             SHARES

                                                        SEE REVERSE SIDE
                                                     FOR CERTAIN DEFINITIONS

                                                       CUSIP 125960 10 4

THIS CERTIFIES THAT




is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, OF PAR VALUE OF $.01 OF

                               CTB INTERNATIONAL CORP.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile Seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Countersigned and Registered:

FIRST CHICAGO TRUST COMPANY OF NEW YORK

                         Transfer Agent
                          and Registrar

By
                   Authorized Signature


          [CTB INTERNATIONAL CORP.
                CORPORATE
                   SEAL]


          /s/ J. Christopher Chocola

    President and Chief Executive Officer


          /s/ Michael J. Kissane

Vice President, General Counsel and Secretary

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN  - as joint tenants with right of survivorship and not as tenants in common
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UNIF GIFT MIN ACT -           Custodian
                    ---------           ---------
                     (Cust)              (Minor)
                    under Uniform Gifts to Minors

                    Act
                        -------------------------
                                (State)

       Additional abbreviations may also be used though not in the above list.
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For value received,     hereby sell, assign and transfer unto
                   -----

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

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                PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                  INCLUDING POSTAL ZIP CODE OF ASSIGNEE


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                                                                       Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   ------------------------------------------

                                                                     Attorney
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to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
                      -----------------------------------------------------

                      -----------------------------------------------------
                      NOTICE: THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATIOIN OR ENHANCEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


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THE SIGNATURES SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKER,
STOCKHOLDERS, SAVINGS AND LOANS ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17AD-1C


CTB INTERNATIONAL CORP.